Capital World Bond Fund®

Prospectus Supplement
(for the retirement plan prospectus dated December 1, 2010)

The table under the heading "Sales charges" for Class A shares is amended in its entirety as follows:

	Sales charge as a percentage of:
Investment	Offering price	Net amount invested	Dealer commission as a percentage of offering price
Less than $100,000	3.75%	3.90%	3.00%
$100,000 but less than $250,000	3.50	3.63	2.75
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $750,000	2.00	2.04	1.60
$750,000 but less than $1 million	1.50	1.52	1.20
$1 million or more and certain other investments described below	none	none	see below

Keep this supplement with your retirement plan prospectus

MFGEBS-931-0711P  Printed in USA  CGD/AFD/10039-S30643